EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golden Eagle International, Inc. ("the Company") on Form 10-Q for the period ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Tracy A. Madsen, Vice President and Principal Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in allmaterial respects, the financial condition and results of operations of the Company.

Date: August 16, 2010

/s/ Tracy A. Madsen
Tracy A. Madsen
Principal Financial Officer